                                                                   EXHIBIT 10.28

                    [NATIONAL ENERGY GROUP, INC. LETTERHEAD]




April 15, 1997



Mr. W. David Willig
Atocha Exploration, Inc.
1415 Louisiana, Suite 2250
Houston, Texas 77002

Mr. Robert A. Potosky
Potosky Oil and Gas Company
1415 Louisiana, Suite 2250
Houston, Texas 77002

Sandefer Oil & Gas
1415 Louisiana, Suite 2250
Houston, Texas 77002

Re:      First Amendment to (i) Agreement dated January 1, 1996
         and (ii) Consulting Agreement dated January 1, 1996

Gentlemen:

     This First Amendment to (i) that certain Agreement dated January 1, 1996 by and between National Energy Group, Inc. ("NEG") and Sandefer Oil & Gas Inc. ("SOG"), hereinafter (the "Agreement"), incorporated by reference herein; and
(ii) that certain Consulting Agreement dated January 1, 1996 by and between SOG and Atocha Exploration Inc. ("Atocha") and Potosky Oil and Gas Company ("POG"), hereinafter (the "Consulting Agreement"), incorporated by reference herein; which provides for the services of Mr. Robert A. Potosky ("Mr. Potosky") and Mr.
W. David Willig ("Mr. Willig"), shall express the mutual understanding and agreement of NEG and SOG and Atocha and POG as expressed in that certain memorandum among the parties dated March 27, 1997, hereinafter (the "Memorandum") incorporated by reference herein. The term "First Amendment" shall be used herein to describe corresponding amendments to both the Agreement and the Consulting Agreement as contemplated in the Memorandum.

     In consideration of the mutual covenants and agreements contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1. Paragraph 3 of the Agreement and Paragraph 4 of the Consulting Agreement, Initial Term, shall be amended to provide that the period of January 1, 1998 through December 31, 1998 shall be defined as the "Secondary Term," and all references in the Agreement and the Consulting Agreement to the Initial Term shall include the Secondary Term, unless otherwise expressly stated to the contrary in this First Amendment.

Atocha Exploration, Inc.
Potosky Oil and Gas Company
Sandefer Oil & Gas, Inc.
April 15, 1997
Page Two


2. Paragraph 4 of the Agreement and Paragraph 6 of the Consulting Agreement, Prospect Generation By SOG and Obligations of Potosky and Atocha, respectively, shall be amended to provide that Mr. Potosky and Mr. Willig shall generate Prospects exclusively for NEG; provided that in the event any such Prospect is declined by NEG as provided in Paragraph 11 of the Agreement, Rejection of Proposals; Release of Prospects; Atocha and POG shall be free to offer the Prospect to any other party as described in Paragraph 11 of the Agreement and Paragraph 10 of the Consulting Agreement, Sale of Prospects.

3. Paragraph 4 of the Agreement, shall be further amended to provide that the following Prospects, together with any additional Prospects generated prior to December 31, 1997, shall be those Prospects which shall determine cost reimbursement to NEG as applied to the Initial Term Program with respect to the provisions of Paragraph 12 of the Agreement, Disbursement of Proceeds:

                 (a)  South Lake Arthur    (e)  West Grand Bayou
                 (b)  Southeast Gueydon    (f)  Northwest Bayou Sorrel
                 (c)  Tiger Bayou          (g)  Berry Bayou
                 (d)  South Tiger Bayou    (h)  Mushroom

4. Paragraph 6 of the Agreement and Paragraph 7 of the Consulting Agreement, Compensation, shall be amended to provide that effective April 1, 1997 through the end of the Secondary Term and any renewals and/or extensions thereof, the monthly fee paid to Atocha and POG shall (i) be paid on or before the fifteenth day of each month, (ii) be increased to the amount of $29,000.00 per month and (iii) include all expenses incurred by Atocha and POG, including lease costs as described in Paragraph 9 below.

5. Paragraph 8 of the Consulting Agreement, Reimbursement or Payment of Costs; Furnishing of Office Space and Personnel, shall be amended to provide that the $29,000.00 monthly fee paid to Atocha and POG shall be inclusive of all expenses incurred by Atocha and POG; provided that direct expenses related to Prospect generation as described in Paragraph 4 of the Agreement and Paragraph 6 of the Consulting Agreement, which have been approved in writing by the Company prior to expenditure, shall be reimbursed to Atocha and POG.

6. Paragraph 12 of the Agreement, shall be amended to provide that cost reimbursement to NEG with respect to any Prospects generated during the Secondary Term shall be separate and distinct from any Prospects generated during the Initial Term and shall start a new accounting cycle with respect thereto.

7. In the event there is an election to accept a Deferred Leasehold Interest as described in Paragraph 17 of the Agreement, Deferred Leasehold Interest, NEG agrees that it shall timely execute and deliver to Mr. Potosky and Mr. Willig et al. an Assignment substantially in the form of Exhibit "A", attached hereto.

Atocha Exploration, Inc.
Potosky Oil and Gas Company
Sandefer Oil & Gas, Inc.
April 15, 1997
Page Three


8. Atocha, POG, Mr. Potosky and Mr. Willig agree to execute, and shall cause SOG to execute, that certain Letter Agreement dated December 20, 1996, attached hereto as Exhibit "B", with respect to the definition of the respective ORRI's and Back-In Interests as such apply to the PANACO, Inc. transaction described in such Letter Agreement.

9. NEG agrees that it shall provide office space for Atocha and POG in Houston, Texas at the Wedge International Tower pursuant to a Lease Agreement, in the form of Exhibit "C", attached hereto, and Paragraph 5 of the Agreement, Reimbursement of Expenses; Sublease of Office Space; Personnel, and Paragraph 9 of the Consulting Agreement, Office Space, shall be amended accordingly and shall provide that the costs associated with such lease shall be borne by Atocha and POG.

10. NEG shall make available to each of Mr. Potosky and Mr. Willig through the end of the Secondary Term and any renewals and/or extensions thereof, the health and dental benefits available to employees of NEG; provided that the amount described in Paragraph 3 hereof shall be reduced by an amount equal to $615.00 per month for each of Mr. Willig and/or Mr. Potosky in any month either of them are participants in NEG's medical and/or dental plan.

11. In the event NEG requests Atocha and POG to perform services with respect to the interpretation of 3-D data incidental to Prospect development of Bayou Sorrel or any other Prospect, NEG shall provide them with the use of a 3-D station for such time that their interpretive services are requested by NEG; provided that such use shall be exclusively for the benefit of NEG and shall not exceed the expiration of the Secondary Term or any renewals and/or extensions thereof.

12.      Miscellaneous:

                 (a) CHOICE OF LAW. THIS FIRST AMENDMENT AND ALL OF THE RIGHTS AND OBLIGATIONS OF THE PARTIES ARISING FROM OR RELATING TO THE SUBJECT MATTER HEREIN OR THE TRANSACTIONS CONTEMPLATED HEREBY SHALL BE GOVERNED BY, CONSTRUED AND ENFORCED IN ACCORDANCE WITH THE LAWS OF THE STATE OF TEXAS, EXCLUDING THE CONFLICT OF LAWS AND RULES OF SUCH STATE.

                 (b) Other Agreements. This First Amendment supersedes any prior agreements between the parties with respect to the subject matter of hereof.

                 (c) Confidentiality. SOG, Atocha, Mr. Potosky, Mr. Willig, and/or Mr. Potosky shall not disclose the terms of this to any third party, except to the extent required by law, rule, regulation or court order.

Atocha Exploration, Inc.
Potosky Oil and Gas Company
Sandefer Oil & Gas, Inc.
April 15, 1997
Page Four


                 (d) Mediation. In the event any dispute regarding The Agreement, the Consulting Agreement and/or this First Amendment cannot be reconciled by the parties, then they shall attempt to resolve any such dispute through (i) mediation, using a mutually acceptable mediator, and, if necessary, through (ii) binding arbitration, using a mutually acceptable arbitrator. No dispute related to this Agreement, the Consulting Agreement and/or this First Amendment shall be brought before any court of law or equity. Any arbitration will be conducted in Houston, Harris County, Texas using the commercial rules of the American Arbitration Association.

         The parties specifically acknowledge and agree that this First Amendment to (i) the Agreement and (ii) the Consulting Agreement shall be effective to amend, change and otherwise modify the Agreement and the Consulting Agreement; and wherever a conflict should arise in the interpretation or performance contemplated in the Agreement and/or the Consulting Agreement, the terms and conditions of this First Amendment shall supersede the terms of the Agreement and/or the Consulting Agreement.

         If the foregoing reflects our mutual understanding and agreement of the subject matter contained herein, please so indicate by executing in the appropriate space below. This First Amendment shall be effective as of April 1, 1997.

Sincerely,
National Energy Group, Inc.


By:
   ---------------------------------------------
Name:   Miles D. Bender
Title:      President and CEO

ATOCHA EXPLORATION, INC.

By: /s/ W. DAVID WILLIG
   ---------------------------------------------
Name: W. DAVID WILLIG
     -------------------------------------------
Title: PRESIDENT
      ------------------------------------------

POTOSKY OIL AND GAS COMPANY

By: /s/ ROBERT A. POTOSKY
   ---------------------------------------------
Name: ROBERT A. POTOSKY
     -------------------------------------------
Title: PRESIDENT
      ------------------------------------------

SANDEFER OIL & GAS, INC.

By: /s/ STEPHEN F. SMITH
   ---------------------------------------------
Name: STEPHEN F. SMITH
     -------------------------------------------
Title: EXECUTIVE VICE PRESIDENT
      ------------------------------------------

                                  EXHIBIT "A"

                   ASSIGNMENT OF OVERRIDING ROYALTY INTERESTS


THE STATE OF                  }

                              }         KNOW ALL MEN BY THESE PRESENTS

PARISH OF                     }

         THAT, the undersigned, NATIONAL ENERGY GROUP, INC. whose address is 1400 One Energy Square, 4925 Greenville Avenue, Dallas, Taxes 75206 hereinafter called "Assignor", In consideration of Ten Dollars cash and other consideration to Assignor paid by the following named parties hereinafter called "Assignees", the receipt and sufficiency of all consideration being hereby acknowledged, and subject to the terms and provisions of the Participation Agreement and as hereinafter set forth, has TRANSFERRED, ASSIGNED AND CONVEYED, and does hereby TRANSFER, ASSIGN AND CONVEY unto said Assignees, the following described overriding royalty Interests with respect to oil, gas, and other minerals produced and saved pursuant to the leases, hereinafter referred to as "Said Leases", described in Exhibit "A" attached hereto and incorporated herein, to-wit:

Assignees and Addresses            Overriding Royalty Interests Hereby Conveyed








         The above overriding royalty Interests hereby conveyed apply to and are in connection with the following:

1. The overriding royalty herein provided In all instances shall bear its proportionate part of production, severance and other direct tax or taxes applicable thereto. The overriding royalty on oil and gas shall be computed after deducting any lost, used or consumed on the lease for operating same or for treating and handling the products therefrom.

2. On Assignee's proportionate share of oil, condensate or gas, including casinghead gas or other gaseous substances produced from said lease, the overriding royalty shall be paid on the amount realized from such sale.

3. In the event that the lease described herein is effective as to less than the entire fee simple estate In the oil and gas in and under and to be produced from any tract or parcel of land purported to be covered thereby, then and in that event, the overriding royalty interest herein assigned shall be reduced in the proportion that the mineral interest covering said lease bears to the entire fee simple mineral estate therein.

4. The overriding royalty interest herein granted shall never be deemed to impose any obligation upon Assignor to conduct any drilling operations whatsoever upon any of the property covered by the above-mentioned lease or to maintain any such operations if once begun or to maintain production of oil or gas if once established or to protect the lease from drainage or to maintain such lease in effect by payment of rentals, drilling operations or otherwise and all operations on the property covered by said lease and the extent and duration thereof as well as the preservation of such lease shall be solely at the will of Assignor.

5. Assignor, its successors assigns and legal representatives shall have the right and power to pool the overriding royalty interest herein granted to the same extent and in the same manner as any lessor's interest may be pooled, whether by operation or action of law or other governmental authority, or under the above-mentioned lease or as may thereafter be provided by amendment or supplemental agreement between Assignor and Assignee and their respective heirs, successors, assigns, and legal representatives into such units as it may be deemed advisable for the production and development of oil or gas;

         TO HAVE AND TO HOLD the interest herein conveyed, subject to the terms and conditions, covenants and reservations aforesaid unto Assignee and unto Assignee's successors and assigns.

         This Assignment is made without warranty of title, either express or implied.

         IN WITNESS WHEREOF, this instrument is executed and delivered this
_______ day of        , 1997.


WITNESSES:                        NATIONAL ENERGY GROUP, INC.


                                  By:
-----------------------              -------------------------
                                  Name:
-----------------------                -----------------------

      PARTIAL ASSIGNMENT OF DEFERRED LEASEHOLD INTEREST IN OIL, GAS AND
                                MINERAL LEASE


STATE OF                  }

                                           KNOW ALL MEN BY THESE PRESENTS, THAT:

PARISH OF                 }


         WHEREAS, National Energy Group, Inc. a Delaware corporation, duly qualified to transact business in the State of Texas, hereinafter referred to as "Assignor", is the present owner and holder of those certain Oil, Gas and
Mineral Leases situated in                          ,described on Exhibit "A",
comprising the                   ("Prospect") which is attached hereto and made
a part hereof, and being hereinafter referred to as "Subject Leases".

         NOW, THEREFORE, in consideration of the sum of TEN DOLLARS ($10.00) and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, National Energy Group, Inc. sometimes herein referred to as "Deferred Leasehold Interest Assignor", has GRANTED, SOLD, TRANSFERRED, ASSIGNED and CONVEYED, and by these presents do hereby GRANT, SELL, TRANSFER, ASSIGN and CONVEY unto Potosky Oil and Gas, Inc. and Atocha Oil & Gas, Inc., collectively hereinafter sometimes referred to as "Deferred Leasehold Interest
Assignees", an     % leasehold interest in and to Subject Leases, in the
proportions set out below, this assignment to be effective and operative after the occurrence of "Payout", as hereinafter defined.

PROSPECT               POTOSKY OIL AND GAS, INC.         ATOCHA OIL & GAS, INC.


         "Payout", as such term is herein used shall mean that point in time when National Energy Group, Inc. has recovered from production from wells drilled on the Subject Lease (less the production taxes, the Lessee's royalty and overriding royalties payable out of production) the following out of pocket costs paid solely by National Energy Group, Inc.: the geological/geophysical services fee for the Prospect, the costs incurred in purchasing or shooting the additional seismic data or in the reprocessing of any seismic data by SOG are hereinafter referred to as the "Additional Seismic Data Costs" for the Prospect, the costs incurred in such leasing or acquisition, including without limitation brokerage costs, lease bonuses, rentals, costs of title examination and title curative matters, are hereinafter referred to as the "Leasing Costs" for the Prospect, the Prospect generation fee for the Prospect, the costs incurred in drilling, testing, completing and equipping wells drilled on the Prospect, the costs incurred in plugging and abandoning wells drilled on the Prospect and the costs incurred in operating wells located on the Prospect during the time of recovery of said costs less any fees or expenses paid to National Energy Group, Inc. by others whether considered a reimbursement, Prospect Promotion, service fee or otherwise. Such costs shall be determined in accordance with the accounting procedure which is attached to the applicable operating agreement.

         This assignment and conveyance is made without warranty of title, either expressed or implied, except as to conveyances or encumbrances by, through or under Assignor.

         The provisions hereof shall inure to the benefit of and be binding upon the parties hereto, their respective successors and assigns.

         IN WITNESS WHEREOF, this assignment is executed on the date of the acknowledgments, but made effective for all purposes as of the _______ day of _________, 1997, at _________ , Central Daylight Time, in the presence of the competent witness subscribing their names hereto.

WITNESSES                      NATIONAL ENERGY GROUP, INC.


                               By:
---------------------------       -------------------------------
Name:                          Name:
     ----------------------         -----------------------------


---------------------------
Name:
     ----------------------



WITNESSES                      POTOSKY OIL AND GAS, INC.


                               By:
---------------------------       -------------------------------
Name:                          Name:
     ----------------------         -----------------------------


---------------------------
Name:
     ----------------------



WITNESSES                      ATOCHA OIL & GAS, INC.


                               By:
---------------------------       -------------------------------
Name:                          Name:
     ----------------------         -----------------------------


---------------------------
Name:
     ----------------------


STATE OF TEXAS

COUNTY OF ___________

         On this ________ day of ________________, 1997, before me appeared
___________________,to me personally known, who being by me duly sworn did say that he is the __________________________ of National Energy Group, Inc., a Delaware corporation, and that said instrument was signed in behalf or the corporation by authority of its Board of Directors, and that ___________ acknowledged the instrument to be the free act and deed of the corporation.



                                  -------------------------------------------
                                  Name (print):
                                               ------------------------------
                                  Notary Public in and for the State of Texas
                                  My Commission Expires:
                                                        ---------------------


STATE OF TEXAS

COUNTY OF HARRIS

         On this ___________ day of _____________, 1997, before me appeared
__________, to me personally known, who being by me duly sworn did say that he is the ___________________ of Potosky Oil and Gas, Inc., a Texas corporation, and that said instrument was signed in behalf or the corporation by authority of its Board of Directors, and that ____________________ acknowledged the instrument to be the free act and deed of the corporation.



                                  -------------------------------------------
                                  Name (print):
                                               ------------------------------
                                  Notary Public in and for the State of Texas
                                  My Commission Expires:
                                                        ---------------------

STATE OF TEXAS

COUNTY OF HARRIS

         On this ____________ day of ________________, 1997, before me appeared
________________________, to me personally known, who being by me duly sworn did say that he is the ______ of Atocha Oil & Gas, Inc. a Louisiana corporation, and that said instrument was signed in behalf of the corporation by authority of its Board of Directors, and that _____________________ acknowledged the instrument to be the free act and deed of the corporation.




                                  -------------------------------------------
                                  Name (print):
                                               ------------------------------
                                  Notary Public in and for the State of Texas
                                  My Commission Expires:
                                                        ---------------------

                                  EXHIBIT "B"

                    [NATIONAL ENERGY GROUP, INC. LETTERHEAD]


                               December 20, 1996

Mr. Robert Potosky
Potosky Oil & Gas
1201 Louisiana, Suite 1050
Houston, Texas 77002

Sandefer Oil & Gas
Two Houston Center
Suite 3250
Houston, Texas 77010

Mr. W. David Willig
Atocha Exploration, Inc.
1201 Louisiana, Suite 1050
Houston, Texas 77002

Re:      East Bayou Sorrel Prospect
         Iberville Parish, Louisiana

Gentlemen:

Pursuant to that certain Joint Operating Agreement ("JOA") dated December 15, 1995, between National Energy Group, Inc. ("NEG") (successor in interest to W&T Offshore, Inc.) as Operator and Supply Development Group, Inc. et al., as Non-Operator, pertaining to the East Bayou Sorrel Prospect, Sandefer Oil & Gas ("SOG"), Robert Potosky ("Potosky") and W. David Willig ("Willig") are entitled to a certain overriding royalty ("ORRI") and Potosky Oil & Gas ("POG") and Atocha Exploration, Inc. ("Atocha") are entitled to a reversionary back-in interest ("Back-In") pursuant to the terms of such JOA.

WHEREAS, it is the intention of the parties that the ORRI and Back-In shall be paid as consideration for generation and presentation of new oil and gas exploration prospects; and

WHEREAS, NEG has acquired certain oil and gas leases from PANACO, Inc. ("PANACO") which are partially subject to the Area of Interest ("AOI") provisions of the JOA and which include oil and gas wells with producing horizons down to a depth of 11,000 feet; and

Mr. Robert Potosky
Potosky Oil & Gas
Sandefer Oil & Gas
Mr. W. David Willig
Atocha Exploration, Inc.
December 20, 1996
Page Two





WHEREAS, the parties agree SOG, Potosky, Willig, POG and Atocha are entitled to their respective ORRI and Back-In as consideration for generation and presentation of new oil and gas prospects related to certain portions of the PANACO acquisition; and

WHEREAS, the parties desire to clarify their rights and obligations with respect to the ORRI to be earned with respect to production acquired in the PANACO acquisition.

NOW THEREFORE, in consideration of the mutual promises and agreements set forth herein, the above recitals and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

1. It is agreed with respect to the leases acquired in the PANACO acquisition which are within the AOI (as defined in the JOA), that it was not the intent of the parties, nor contemplated, to burden such leases with the ORRI for established production (being defined as any productive or once productive sand as described in State of Louisiana Conservation Department Unit Orders) included in any and all existing well bores which fall within certain existing Louisiana Department of Conservation units; specifically the following as may be described on Exhibit "A", attached hereto:

                 C2 RA SUB; C2 RA SUA; D RA SUA; E ZONE
                 RA SUA, SUB, AND SUC; H2 RA SUA; I RB SUA
                 K RA SUA; Y RA SUA (hereinafter " Existing Units").

         However, to further clarify, the following exceptions are subject to the ORRI as defined in the JOA:

         (a) For existing wells within the Existing Units, and for any well drilled hereafter within the Existing Units, all rights below the L4 Sand, the base of which is defined as occurring in the National Energy Group, Inc. Schwing #1 well (2-T1OS-R11E) at the measured log depth of 11,340' shall be subject to the ORRI.

         (b) With respect to new wells drilled in those portions of sections 3, 4, 5 and 6-T1OS-R11E that fall within the Existing Units, all rights, except those unitized rights pertaining to the Existing Units and only with respect to the sand interval pertaining to such unit, shall be subject to the ORRI.

Mr. Robert Potosky
Potosky Oil & Gas
Sandefer Oil & Gas
Mr. W. David Willig
Atocha Exploration, Inc.
December 20, 1996
Page Three





         (c) All rights determined by the State of Louisiana Department of Conservation unitization proceedings to be upthrown and fault separated from the Existing Units by Fault "1" as documented by established State of Louisiana Conservation Department adopted unitized geology shall be subject to the ORRI, irrespective of depth or formation.

         (d) For any wells drilled outside the Existing Units but within the AOI, all rights shall be subject to an ORRI on 8/8ths of the production from any such well.

2. Accordingly, each of SOG, Potosky, Willig, POG, and Atocha for themselves on behalf of their respective successors and assigns, waive all claims to any ORRI with respect to the PANACO acquisition derived from established production included in any and all existing well bores which fall within the Existing Units and which fall within the AOI except for the exceptions stated in Paragraphs 1 (a) through (d) above.

3. Nothing contained in this correspondence shall act to supersede, change, amend or otherwise modify the terms and provisions of the JOA, except as otherwise provided herein.

4. This agreement may be executed in several counterparts, each of which will be deemed to be an original, but all of which together will constitute one and the same instrument.

If the foregoing correctly states our mutual understanding and agreement, please so indicate your acceptance by executing in the appropriate space below.

Sincerely,
National Energy Group, Inc.


/s/ WILLIAM T. JONES
William T. Jones
Title: Senior Vice President

WTJ:1jg

cc: Miles D. Bender (President and CEO)

Mr. Robert Potosky
Potosky Oil & Gas
Sandefer Oil & Gas
Mr. W. David Willig
Atocha Exploration, Inc.
December 20, 1996
Page Four





ACCEPTED AND AGREED
THIS 20TH DAY OF DECEMBER, 1996.


Robert A. Potosky, an Individual

/s/ ROBERT A. POTOSKY
-------------------------------------
By: ROBERT A. POTOSKY


Potosky Oil & Gas

/s/ ROBERT A. POTOSKY
-------------------------------------
By: /s/ ROBERT A. POTOSKY
Title: President


Sandefer Oil & Gas

/s/ STEPHEN F. SMITH
-------------------------------------
By: STEPHEN F. SMITH
Title: EXECUTIVE VICE PRESIDENT


W. David Willig, an Individual

/s/ W. DAVID WILLIG
-------------------------------------
By: W. DAVID WILLIG


Atocha Exploration, Inc.

/s/ W. DAVID WILLIG
-------------------------------------
By: W. DAVID WILLIG
Title: PRESIDENT

                          [BAYOU SORREL FIELD DIAGRAM]


                                  EXHIBIT "A"